UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

TERRAFORM POWER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 Baltimore Avenue, Beltsville, Maryland

(Address of principal executive offices, including zip code)

(443) 909-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 6, 2014, TerraForm Power, Inc. (the “Company”) filed a Form 8-K reporting the announcement of a quarterly dividend on the Company’s Class A common stock. The Form 8-K and press release attached thereto incorrectly stated the record date for the dividend. On November 12, 2014, the Company issued a press release confirming that the record date for the third quarter dividend on its Class A common stock is December 1, 2014, as reported in its Form 10-Q filing dated November 6, 2014. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraForm Power, Inc.

By:	/s/ Sebastian Deschler
Name:	Sebastian Deschler
Title:	Senior Vice President, General Counsel and Secretary

November 12, 2014

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release of TerraForm Power, Inc., dated as of November 12, 2014.